                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08229
                  ---------------------------------------------

                                 UBS Index Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Todd Lebo, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                         Dechert LLP 1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS S&P 500 INDEX FUND

ANNUAL REPORT
MAY 31, 2004

UBS S&P 500 INDEX FUND

JULY 15, 2004

DEAR SHAREHOLDER,

We present you with the annual report for UBS S&P 500 Index Fund for the fiscal year ended May 31, 2004.

PERFORMANCE

UBS S&P 500 Index Fund's (the "Fund") investment goal is to replicate the total return of the S&P 500 Index (the "Index"), before fees and expenses. It seeks to accomplish this goal by buying and holding substantially all of the common stocks making up the Index.

Over the fiscal year ended May 31, 2004, the Fund's Class A shares produced a 17.48% return (before deducting sales charges; 14.58% after deducting maximum sales charges) slightly underperforming the 18.33% return of the Index. During the same period, the Fund performed in line with the Lipper S&P 500 Index Objective Funds median, which returned 17.68%. (The Fund's underperformance versus the Index is attributable to fees and expenses imposed on the Fund. Returns for all share classes over various time periods are shown in "Performance At A Glance" on page 5; please note the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

AN INTERVIEW WITH PORTFOLIO MANAGER FRANK A. VALLARIO

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. During the reporting period, the US economy continued to gain momentum, fueled in part by an increase in exports and robust consumer and business spending. Third quarter 2003 gross domestic product (GDP), at 8.2%, came in significantly higher than the prior quarter's figure, and ranked as the sharpest recorded advance of GDP since 1984. This figure was followed by a fourth quarter 2003 number of 4.1%, and an estimated first quarter 2004 GDP of 4.4%. Underscoring the economy's strength, consumer and business spending in the first quarter posted solid advances, and, after several quarters of

[SIDENOTE]

UBS S&P 500 INDEX FUND

INVESTMENT GOAL:

Replicate the total return of the S&P 500 Index, before fees and expenses.

PORTFOLIO MANAGERS:

Portfolio Management Team, including Frank A. Vallario

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

Class A--October 2, 1998
Class B--November 7, 2003
Class C--October 7, 1998
Class C-2--November 7, 2003
Class Y--December 31, 1997

DIVIDEND PAYMENTS:

Annually, if any.

disappointing employment data, the labor market generated three consecutive months (March, April and May) of higher-than-expected gains. Nearly one million new jobs were created during this three-month time span, effectively ending fears of a "jobless recovery" in the United States.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE ECONOMIC ENVIRONMENT?

A. With the exception of a June 25, 2003 move to cut short-term interest rates to 1.00%--the lowest level since 1958--the Fed has held rates steady. Given relatively low levels of inflation and the weak job market, the Fed had no reason to veer from its accommodative stance. However, against the backdrop of an improving job market and signs of rising costs in some areas, Fed Chairman Alan Greenspan, in his May 2004 statement, indicated that a rate increase was imminent. This widely anticipated 25-basis point rate increase occurred on June 30, 2004.

Q. WHAT WERE SOME OF THE TRENDS THAT DROVE STOCK PRICES HIGHER DURING THE REPORTING PERIOD?

A. The S&P 500 Index posted positive returns during nine of the 12 months in the fiscal year. In general, investors were encouraged by the improving economy and sharply rising corporate profits. These factors, coupled with the low returns available from more conservative fixed income investments and the prospect of a rate increase, stoked investors' appetite for risk over much of the period.

   From June 2003 through early February 2004, smaller cap stocks and the more speculative areas of the market, such as technology stocks, generated the strongest return figures. Some attributed this run-up as the final leg of a small-cap stock rally, while others felt it was driven more by the speculative names, in part due to the growing popularity of exchange traded funds (ETFs). ETFs represent a basket of securities--which can be composed of companies of varying quality--that are traded on an exchange.

   Investor sentiment then shifted amid growing concerns regarding the job market's weakness and the perception that equity valuations were reaching lofty levels. As a result, the S&P 500 fell 5% from mid-February through April--the first "correction" in nearly a year. During this period, investors started to gradually rotate out of riskier stocks, into higher-quality equities. Market weakness continued during the first three weeks of May 2004, as sharply higher oil prices and the potential for an interest rate increase fueled investor skittishness. However, as the month ended, the market was able to erase the losses reported early in the year, with technology stocks, which had lagged the overall market in recent months, producing the strongest gains.

Q. CAN YOU DESCRIBE SOME OF THE SECTORS AND STOCKS THAT PERFORMED WELL, AND THOSE THAT DIDN'T, DURING THE FISCAL YEAR?

A. The market's rally was broad in scope, as every sector of the S&P 500 Index rose in value over the period. Materials, information technology and industrials, three sectors that are closely tied to a strengthening economy, generated the best result. Conversely, utilities and telecommunication services registered more modest gains.

   From an individual stock perspective, a number of the best performers were in the information technology sector. For example, Novell, Inc. (0.03%), Avaya, Inc. (0.06%), Autodesk, Inc. (0.04%), Motorola, Inc. (0.44%) and Qualcomm, Inc. (0.52%) all returned over 100% during the fiscal year.* Consumer Discretionary stocks Nordstrom, Inc. (0.05%), Dana Corp. (0.03%) and JC Penney Co. (0.10%) also rose substantially.* In the materials sector, Louisiana-Pacific Corp. (0.02%), Georgia Pacific Corp. (0.09%) and Allegheny Technology, Inc. (0.02%) were the top performers.*

   Stocks that fell sharply included industrial company Delta Air and utility company Dynergy, Inc. (both of which were no longer held by the Fund as of period end), and utility company Calpine Corp. (0.02%).* A number of information technology stocks also posted negative returns, including Qlogic Corp. (0.03%) and Cienna Corp. (0.02%).* Healthcare companies Medimmune, Inc. (0.06%) and Tenet Healthcare Corp. (0.06%) also performed poorly.*

Q. FROM A STYLE STANDPOINT, WHICH TENDED TO PERFORM BETTER: GROWTH STOCKS OR VALUE STOCKS?

A. There was no substantial difference between the performance of growth and value stocks during the fiscal year. The Russell 1000 Value Index gained 19.82% over the period, while the Russell 1000 Growth Index rose 18.02%. Growth stocks generated superior returns during the first three months of the period, whereas value stocks outperformed over the next four months. There was no clear performance trend over the final five months of the period.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY, AND THE FUND?

A. The US economy appears to be on solid footing, and we expect that it will continue to expand as the year progresses. In terms of the US stock market, in recent months, we have seen periods of volatility driven by concerns over rising interest rates, geopolitical events and increasing oil prices. At this point, we believe that US stock prices as a whole are somewhat undervalued. Looking ahead, should the economy continue to improve and inflation remain in check, we feel that stocks will continue to be rewarding for long-term investors.

* Weightings represent percentages of net assets as of 5/31/04. The Fund's composition will differ over time.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ Joseph A. Varnas

JOSEPH A. VARNAS
PRESIDENT
UBS S&P 500 Index Fund
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.

/s/ Frank A. Vallario

FRANK A. VALLARIO
PORTFOLIO MANAGEMENT TEAM MEMBER
UBS S&P 500 Index Fund
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. (McGraw-Hill) and has been licensed for use by UBS Global Asset Management. The Fund has not been passed on by McGraw-Hill as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by McGraw-Hill. THE ENTITY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in UBS S&P 500 Index Fund (Class Y*****) and the S&P 500 Index, from the inception date of Class Y shares (December 31, 1997) through May 31, 2004.

[CHART]

                     UBS S&P 500 INDEX FUND (CLASS Y)     S&P 500 INDEX
  12/31/97                                   $ 10,000          $ 10,000
   1/31/98                                   $ 10,112          $ 10,111
   2/28/98                                   $ 10,832          $ 10,840
   3/31/98                                   $ 11,384          $ 11,395
   4/30/98                                   $ 11,496          $ 11,510
   5/31/98                                   $ 11,296          $ 11,312
   6/30/98                                   $ 11,760          $ 11,771
   7/31/98                                   $ 11,640          $ 11,646
   8/31/98                                   $  9,952          $  9,962
   9/30/98                                   $ 10,584          $ 10,600
  10/31/98                                   $ 11,352          $ 11,462
  11/30/98                                   $ 12,096          $ 12,157
  12/31/98                                   $ 12,793          $ 12,858
   1/31/99                                   $ 13,321          $ 13,395
   2/28/99                                   $ 12,907          $ 12,979
   3/31/99                                   $ 13,418          $ 13,498
   4/30/99                                   $ 13,929          $ 14,021
   5/31/99                                   $ 13,589          $ 13,690
   6/30/99                                   $ 14,343          $ 14,450
   7/31/99                                   $ 13,897          $ 13,999
   8/31/99                                   $ 13,824          $ 13,929
   9/30/99                                   $ 13,434          $ 13,548
  10/31/99                                   $ 14,279          $ 14,405
  11/30/99                                   $ 14,571          $ 14,698
  12/31/99                                   $ 15,399          $ 15,563
 1/31/2000                                   $ 14,617          $ 14,782
 2/29/2000                                   $ 14,340          $ 14,502
 3/31/2000                                   $ 15,727          $ 15,920
 4/30/2000                                   $ 15,248          $ 15,442
 5/31/2000                                   $ 14,928          $ 15,125
 6/30/2000                                   $ 15,290          $ 15,498
 7/31/2000                                   $ 15,038          $ 15,255
 8/31/2000                                   $ 15,971          $ 16,203
 9/30/2000                                   $ 15,122          $ 15,347
10/31/2000                                   $ 15,054          $ 15,283
11/30/2000                                   $ 13,861          $ 14,078
12/31/2000                                   $ 13,921          $ 14,147
 1/31/2001                                   $ 14,411          $ 14,649
 2/28/2001                                   $ 13,102          $ 13,313
 3/31/2001                                   $ 12,265          $ 12,470
 4/30/2001                                   $ 13,218          $ 13,439
 5/31/2001                                   $ 13,307          $ 13,529
 6/30/2001                                   $ 12,977          $ 13,199
 7/31/2001                                   $ 12,853          $ 13,070
 8/31/2001                                   $ 12,042          $ 12,251
 9/30/2001                                   $ 11,071          $ 11,262
10/31/2001                                   $ 11,276          $ 11,477
11/30/2001                                   $ 12,131          $ 12,357
12/31/2001                                   $ 12,232          $ 12,465
 1/31/2002                                   $ 12,057          $ 12,283
 2/28/2002                                   $ 11,809          $ 12,047
 3/31/2002                                   $ 12,250          $ 12,500
 4/30/2002                                   $ 11,506          $ 11,742
 5/31/2002                                   $ 11,414          $ 11,655
 6/30/2002                                   $ 10,604          $ 10,825
 7/31/2002                                   $  9,767          $  9,981
 8/31/2002                                   $  9,832          $ 10,047
 9/30/2002                                   $  8,765          $  8,955
10/31/2002                                   $  9,528          $  9,743
11/30/2002                                   $ 10,089          $ 10,317
12/31/2002                                   $  9,495          $  9,711
 1/31/2003                                   $  9,235          $  9,456
 2/28/2003                                   $  9,095          $  9,314
 3/31/2003                                   $  9,179          $  9,405
 4/30/2003                                   $  9,932          $ 10,180
 5/31/2003                                   $ 10,453          $ 10,716
 6/30/2003                                   $ 10,583          $ 10,853
 7/31/2003                                   $ 10,760          $ 11,044
 8/31/2003                                   $ 10,974          $ 11,259
 9/30/2003                                   $ 10,853          $ 11,140
10/31/2003                                   $ 11,467          $ 11,770
11/30/2003                                   $ 11,560          $ 11,874
12/31/2003                                   $ 12,162          $ 12,496
 1/31/2004                                   $ 12,387          $ 12,726
 2/29/2004                                   $ 12,547          $ 12,902
 3/31/2004                                   $ 12,350          $ 12,708
 4/30/2004                                   $ 12,152          $ 12,508
 5/31/2004                                   $ 12,312          $ 12,680

12/31/97 = $10,000

The performance of the Fund's other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 5/31/04

                                                                                        SINCE
                                                        6 MONTHS    1 YEAR  5 YEARS  INCEPTION~
--------------------------------------------------------------------------------------------------
Before Deducting                      Class A*             6.35%    17.48%    -2.19%     3.02%
Maximum Sales Charge                  Class B**            6.17       N/A       N/A      6.70
                                      Class C***           5.95     16.68     -2.91      2.29
                                      Class C-2****        6.17       N/A       N/A      6.70
                                      Class Y*****         6.51     17.79     -1.95      3.30
After Deducting                       Class A*             3.67     14.51     -2.69      2.56
Maximum Sales Charge                  Class B**            3.17       N/A       N/A      3.70
                                      Class C***           4.95     15.68     -2.91      2.29
                                      Class C-2****        5.52       N/A       N/A      6.05
Lipper S&P 500 Index
  Objective Funds Median                                   6.51     17.68     -1.97      3.38
S&P 500 Index                                              6.79     18.33     -1.52      3.77

For most recent quarter-end performance information, please refer to the "Average Annual Return" table on page 7.
Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less are not annualized.
~ Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares. Since inception returns for the S&P 500 Index and the Lipper S&P 500 Index Objective Funds Median are calculated as of the inception date of the oldest share class (Class Y): December 31, 1997.
* Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 3.0% imposed on redemptions and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
**** Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after 1 year. Class C-2 shares bear ongoing 12b-1 distribution and service fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.
***** The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.
The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS S&P 500 INDEX FUND

PORTFOLIO STATISTICS

CHARACTERISTICS*          5/31/04                        11/30/03                         5/31/03
----------------------------------------------------------------------------------------------------
Net Assets (mm)           $ 228.9                         $ 188.4                         $ 123.2
Number of Securities          466                             466                             466
Stocks                       99.9%                           99.7%                           99.6%
Cash Equivalents and
Other Assets in
Excess of Liabilities         0.1%                            0.3%                            0.4%

TOP FIVE SECTORS*          5/31/04                        11/30/03                         5/31/03
----------------------------------------------------------------------------------------------------
Financials                   20.6%  Financials               20.7%  Financials               20.6%
Information                         Information                     Information
Technology                   16.2   Technology               17.2   Technology               15.3
                                    Consumer
Health Care                  13.6   Discretionary            14.0   Health Care              14.3
Consumer                                                            Consumer
Discretionary                13.5   Health Care              13.2   Discretionary            13.7
Industrials                  12.0   Industrials              11.6   Industrials              11.3
----------------------------------------------------------------------------------------------------
TOTAL                        75.9%                           76.7%                           75.2%
====================================================================================================

TOP 10 HOLDINGS*           5/31/04                         11/30/03                         5/31/03
----------------------------------------------------------------------------------------------------
General Electric              3.0%  General Electric          2.9%  General Electric          3.2%
Microsoft                     2.7   Microsoft                 2.8   Microsoft                 2.9
ExxonMobil                    2.7   Pfizer                    2.7   Pfizer                    2.8
Pfizer                        2.6   Wal-Mart Stores           2.5   ExxonMobil                2.7
Wal-Mart Stores               2.3   Citigroup                 2.5   Wal-Mart Stores           2.6
Citigroup                     2.3   ExxonMobil                2.4   Citigroup                 2.3
Intel                         1.8   Intel                     2.2   Johnson & Johnson         1.8
American International                                              American International
Group                         1.8   Cisco Systems             1.6   Group                     1.7
                                    International Business          International Business
Bank of America Corp.         1.6   Machines                  1.6   Machines                  1.7
                                    American International
Johnson & Johnson             1.6   Group                     1.5   Intel                     1.5
----------------------------------------------------------------------------------------------------
TOTAL                        22.4%                           22.7%                           23.2%
====================================================================================================

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

UBS S&P 500 INDEX FUND

AVERAGE ANNUAL TOTAL RETURN(1)

                                    % RETURN WITHOUT
                                        DEDUCTING                        % RETURN AFTER DEDUCTING
                                   MAXIMUM SALES CHARGE                     MAXIMUM SALES CHARGE
                       ------------------------------------------   -----------------------------------
                                          CLASS                                    CLASS
                       ------------------------------------------   -----------------------------------
                          A*      B**      C***   C-2****  Y*****      A*       B**     C***   C-2****
-------------------------------------------------------------------------------------------------------
Six Months
Ended 06/30/04           3.10%    2.90%    2.74%    2.90%    3.17%    0.53%   -0.10%    1.74%    2.25%
Twelve Months
Ended 06/30/04          18.35      N/A    17.47      N/A    18.56    15.40      N/A    16.47      N/A
Commencement of
Operations
Through 06/30/04+        3.32     8.68     2.59     8.68     3.55     2.86     5.68     2.59     8.03

(1) Figures assume reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods of one year or less are not annualized.
+ Commencement of issuance of shares dates are October 2, 1998, November 7, 2003, October 7, 1998, November 7, 2003 and December 31, 1997 for Class A, Class B, Class C, Class C-2 and Class Y shares, respectively.
* Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deffered sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deffered sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
**** Maximum contingent deffered sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after 1 year. Class C-2 shares bear ongoing 12b-1 distribution and service fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.
***** The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.
The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UBS S&P 500 INDEX FUND

Portfolio of Investments -- May 31, 2004
COMMON STOCKS--99.92%

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
AEROSPACE & DEFENSE--1.88%
Boeing Co.                                     18,400  $       842,720
General Dynamics Corp.                          4,300          411,209
Goodrich Corp.                                  2,800           78,484
Honeywell International, Inc.                  18,800          633,560
Lockheed Martin Corp.                          10,000          495,400
Northrop Grumman Corp.                          4,100          422,833
Raytheon Co.(1)                                10,000          332,500
Rockwell Collins, Inc.                          4,000          120,160
United Technologies Corp.                      11,300          956,093
----------------------------------------------------------------------
                                                             4,292,959
======================================================================
AIR FREIGHT & COURIERS--1.00%
FedEx Corp.                                     6,700          492,986
United Parcel Service, Inc.,
  Class B                                      24,900        1,785,828
----------------------------------------------------------------------
                                                             2,278,814
======================================================================
AIRLINES--0.12%
Southwest Airlines Co.                         17,900          277,629
======================================================================
AUTO COMPONENTS--0.21%
Dana Corp.                                      3,600           67,140
Delphi Automotive
  Systems Corp.                                13,700          139,603
Goodyear Tire &
Rubber Co.*(1)                                  4,700           40,890
Johnson Controls, Inc.                          4,200          226,464
----------------------------------------------------------------------
                                                               474,097
======================================================================
AUTOMOBILES--0.51%
Ford Motor Co.                                 40,500          601,425
General Motors Corp.                           12,400          562,836
----------------------------------------------------------------------
                                                             1,164,261
======================================================================
BANKS--7.33%
AmSouth Bancorp                                 8,400          214,032
Bank of America Corp.                          44,700        3,715,911
Bank of New York Co., Inc.                     17,200          517,204
Bank One Corp.                                 24,600        1,191,870
BB&T Corp.                                     12,300          463,464
Charter One Financial, Inc.                     5,300          232,988
Comerica, Inc.                                  4,100          232,101
Fifth Third Bancorp                            12,500  $       678,625
First Tennessee National Corp.                  3,100          144,367
Golden West Financial Corp.                     3,300          358,941
KeyCorp                                         9,600          301,536
M&T Bank Corp.                                  2,800          253,596
Marshall & Ilsley Corp.                         5,200          213,980
Mellon Financial Corp.                          9,800          288,512
National City Corp.                            13,500          479,115
North Fork Bancorp, Inc.                        4,100          157,850
Northern Trust Corp.                            5,100          219,045
PNC Financial Services Group                    6,200          342,302
Regions Financial Corp.                         5,400          205,308
SouthTrust Corp.                                7,600          257,412
SunTrust Banks, Inc.                            6,300          410,004
Synovus Financial Corp.                         7,100          182,825
U.S. Bancorp, Inc.                             42,100        1,183,010
Union Planters Corp.                            4,900          147,539
Wachovia Corp.                                 28,800        1,359,648
Washington Mutual, Inc.                        19,700          860,496
Wells Fargo & Co.                              37,000        2,175,600
----------------------------------------------------------------------
                                                            16,787,281
======================================================================
BEVERAGES--2.74%
Anheuser-Busch Cos., Inc.                      17,900          953,533
Brown-Forman Corp.,
  Class B                                       2,900          139,345
Coca-Cola Co.                                  53,400        2,742,090
Coca-Cola Enterprises, Inc.                    10,200          281,010
Pepsi Bottling Group, Inc.                      5,800          168,200
PepsiCo, Inc.                                  37,300        1,990,701
----------------------------------------------------------------------
                                                             6,274,879
======================================================================
BIOTECHNOLOGY--1.10%
Amgen, Inc.*                                   28,200        1,542,540
Biogen Idec, Inc.*                              7,200          447,480
Chiron Corp.*                                   4,100          183,475
Genzyme Corp.*                                  5,000          217,900
Medimmune, Inc.*                                5,600          134,792
----------------------------------------------------------------------
                                                             2,526,187
======================================================================

COMMON STOCKS

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
BUILDING PRODUCTS--0.21%
American Standard Cos., Inc.*                   4,800  $       180,096
Masco Corp.                                    10,200          295,290
----------------------------------------------------------------------
                                                               475,386
======================================================================
CHEMICALS--1.48%
Air Products & Chemicals, Inc.                  5,200          259,844
Dow Chemical Co.                               20,500          817,950
E.I. du Pont de Nemours & Co.                  22,100          954,720
Eastman Chemical Co.                            2,100           97,314
Ecolab, Inc.                                    6,000          183,060
Engelhard Corp.                                 3,100           93,837
International Flavors & Fragrances, Inc.        2,300           82,754
Monsanto Co.                                    5,900          203,550
PPG Industries, Inc.                            3,900          233,220
Praxair, Inc.                                   7,300          270,027
Rohm & Haas Co.                                 5,200          200,408
----------------------------------------------------------------------
                                                             3,396,684
======================================================================
COMMERCIAL SERVICES & SUPPLIES--1.97%
Allied Waste Industries, Inc.*                  7,200           95,472
Apollo Group, Inc.,
  Class A*                                      3,900          365,820
Automatic Data Processing, Inc.                12,800          568,704
Avery Dennison Corp.                            2,600          153,504
Cendant Corp.                                  22,100          506,974
Cintas Corp.                                    4,000          181,520
Convergys Corp.*                                3,500           51,380
Donnelley, R. R. & Sons Co.                     5,000          151,300
Equifax, Inc.                                   3,300           80,883
First Data Corp.                               19,400          839,826
Fiserv, Inc.*                                   4,300          162,626
H&R Block, Inc.                                 3,900          190,515
Monster Worldwide, Inc.*                        2,600           65,806
Paychex, Inc.                                   8,300          311,333
Pitney Bowes, Inc.                              5,200          230,516
Robert Half International, Inc.                 4,000  $       111,920
Sabre Holdings Corp.                            3,300           84,150
Waste Management, Inc.                         12,500          359,500
----------------------------------------------------------------------
                                                             4,511,749
======================================================================
COMMUNICATIONS EQUIPMENT--3.03%
ADC Telecommunications, Inc.*                  19,300           49,022
Andrew Corp.*                                   3,600           70,740
Avaya, Inc.*                                    9,300          147,219
CIENA Corp.*                                   13,500           48,600
Cisco Systems, Inc.*                          150,700        3,338,005
Comverse Technology, Inc.*                      4,400           77,748
Corning, Inc.*                                 29,600          366,744
JDS Uniphase Corp.*                            32,300          111,435
Lucent Technologies, Inc.*(1)                  93,700          334,509
Motorola, Inc.                                 51,300        1,014,201
Qualcomm, Inc.                                 17,600        1,180,432
Scientific-Atlanta, Inc.                        3,400          117,028
Tellabs, Inc.*                                  9,600           76,224
----------------------------------------------------------------------
                                                             6,931,907
======================================================================
COMPUTERS & PERIPHERALS--3.66%
Apple Computer, Inc.*                           8,100          227,286
Dell, Inc.*                                    56,100        1,973,598
EMC Corp.*                                     53,200          597,968
Gateway, Inc.*                                  9,200           37,260
Hewlett-Packard Co.                            66,900        1,420,956
International Business Machines Corp.          37,200        3,295,548
Lexmark International, Inc.*                    2,800          264,096
NCR Corp.*                                      2,100          101,304
Network Appliance, Inc.*                        7,600          150,480
Sun Microsystems, Inc.*                        72,800          307,944
----------------------------------------------------------------------
                                                             8,376,440
======================================================================
CONSTRUCTION & ENGINEERING--0.04%
Fluor Corp.                                     2,000           80,840
======================================================================

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.05%
Vulcan Materials Co.                            2,600  $       116,376
======================================================================
CONTAINERS & PACKAGING--0.17%
Ball Corp.                                      1,400           95,634
Pactiv Corp.*                                   3,800           89,604
Sealed Air Corp.*                               2,000          100,540
Temple-Inland, Inc.                             1,400           91,448
----------------------------------------------------------------------
                                                               377,226
======================================================================
DIVERSIFIED FINANCIALS--8.07%
American Express Co.                           28,100        1,424,670
Bear Stearns Cos., Inc.                         2,400          194,544
Capital One Financial Corp.                     5,100          357,306
Charles Schwab Corp.                           30,300          296,940
Citigroup, Inc.                               112,700        5,232,661
Countrywide Financial Corp.                     6,001          387,064
E*TRADE Financial Corp.*                        8,300           94,703
Federal Home Loan Mortgage Corp.               15,200          887,528
Federal National Mortgage Association          21,400        1,448,780
Franklin Resources, Inc.                        5,500          276,540
Goldman Sachs Group, Inc.                      10,600          995,446
J.P. Morgan Chase & Co.                        45,100        1,661,484
Janus Capital Group, Inc.                       5,900           96,583
Lehman Brothers Holdings, Inc.                  6,100          461,465
MBNA Corp.                                     28,000          711,200
Merrill Lynch & Co., Inc.                      21,300        1,209,840
Moody's Corp.                                   3,300          215,787
Morgan Stanley & Co., Inc.                     24,100        1,289,591
Principal Financial Group, Inc.                 7,100          248,145
Providian Financial Corp.*                      6,600           89,760
SLM Corp.                                      10,000          383,300
State Street Corp.                              7,500          363,150
T. Rowe Price Group, Inc.                       2,900          139,664
----------------------------------------------------------------------
                                                            18,466,151
======================================================================
DIVERSIFIED TELECOMMUNICATION
  SERVICES--2.77%
ALLTEL Corp.                                    6,900  $       349,347
AT&T Corp.                                     17,800          295,124
BellSouth Corp.                                40,200        1,003,392
CenturyTel, Inc.                                3,400          101,626
Citizens Communications Co.*                    6,700           85,090
Qwest Communications
  International, Inc.*                         39,800          149,250
SBC Communications, Inc.                       72,500        1,718,250
Sprint Corp.                                   31,100          552,336
Verizon Communications                         60,400        2,088,632
----------------------------------------------------------------------
                                                             6,343,047
======================================================================
ELECTRIC UTILITIES--2.17%
Allegheny Energy, Inc.*                         3,300           47,025
Ameren Corp.                                    4,200          185,640
American Electric Power Co., Inc.               8,900          282,753
Cinergy Corp.                                   4,200          157,542
Consolidated Edison, Inc.                       5,500          215,930
Constellation Energy Group, Inc.                3,900          149,136
Dominion Resources, Inc.                        7,200          453,384
DTE Energy Co.                                  4,200          168,882
Edison International, Inc.                      7,400          178,636
Entergy Corp.                                   5,100          278,511
Exelon Corp.                                   14,500          482,850
FirstEnergy Corp.                               7,400          288,600
FPL Group, Inc.                                 4,200          267,750
PG&E Corp.*                                     9,300          265,050
PPL Corp.                                       4,100          176,915
Progress Energy, Inc.(2)                        6,400          238,616
Public Service Enterprise Group, Inc.           5,400          227,664
Southern Co.                                   16,200          468,504
TXU Corp.                                       7,200          269,064
Xcel Energy, Inc.                               9,400          159,706
----------------------------------------------------------------------
                                                             4,962,158
======================================================================

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.45%
American Power Conversion Corp.                 4,500  $        81,450
Cooper Industries Ltd.,
  Class A                                       2,100          119,490
Emerson Electric Co.(1)                         9,300          555,210
Molex, Inc.                                     4,400          129,184
Rockwell Automation, Inc.                       4,200          142,212
----------------------------------------------------------------------
                                                             1,027,546
======================================================================
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.50%
Agilent Technologies, Inc.*                    10,500          269,850
Jabil Circuit, Inc.*                            4,500          127,395
Millipore Corp.*                                1,200           65,988
PerkinElmer, Inc.                               3,000           58,530
Sanmina-SCI Corp.*                             11,500          121,670
Solectron Corp.*                               21,600          118,800
Symbol Technologies, Inc.                       5,300           78,069
Tektronix, Inc.                                 2,000           63,120
Thermo Electron Corp.*                          3,800          116,964
Waters Corp.*                                   2,700          124,416
----------------------------------------------------------------------
                                                             1,144,802
======================================================================
ENERGY EQUIPMENT & SERVICES--0.81%
Baker Hughes, Inc.                              7,400          251,822
BJ Services Co.*                                3,600          150,804
Halliburton Co.                                 9,800          284,592
Nabors Industries, Inc.*                        3,400          140,760
Noble Corp.*                                    3,100          106,826
Schlumberger Ltd.                              12,900          737,493
Transocean Sedco Forex, Inc.*                   7,200          192,456
----------------------------------------------------------------------
                                                             1,864,753
======================================================================
FOOD & DRUG RETAILING--1.08%
Albertson's, Inc.                               8,400          196,812
CVS Corp.                                       8,800          366,784
Kroger Co.*                                    16,500          275,385
Safeway, Inc.*                                 10,000          225,600
SUPERVALU, Inc.                                 3,100           96,162
Sysco Corp.                                    14,100          528,750
Walgreen Co.                                   22,600          791,226
----------------------------------------------------------------------
                                                             2,480,719
======================================================================
FOOD PRODUCTS--1.29%
Archer-Daniels-Midland Co.                     14,400  $       239,472
Campbell Soup Co.                               9,200          234,692
ConAgra Foods, Inc.                            11,900          334,628
General Mills, Inc.                             8,300          382,215
Heinz, H.J. & Co.                               7,800          291,252
Hershey Foods Corp.                             2,900          257,317
Kellogg Co.                                     9,000          381,600
McCormick & Co., Inc.                           3,200          113,440
Sara Lee Corp.                                 17,500          400,750
Wrigley, Wm. Jr. Co.                            5,000          314,000
----------------------------------------------------------------------
                                                             2,949,366
======================================================================
GAS UTILITIES--0.26%
KeySpan Corp.                                   3,800          134,520
Kinder Morgan, Inc.                             2,800          168,000
NiSource, Inc.                                  6,400          129,664
Sempra Energy                                   5,200          173,524
----------------------------------------------------------------------
                                                               605,708
======================================================================
HEALTH CARE EQUIPMENT & SUPPLIES--2.11%
Applera Corp. - Applied
  Biosystems Group                              4,700           91,086
Bausch & Lomb, Inc.                             1,200           73,224
Baxter International, Inc.                     13,400          421,296
Becton, Dickinson and Co.                       5,500          276,760
Biomet, Inc.                                    5,700          228,684
Boston Scientific Corp.*                       17,900          792,970
C.R. Bard, Inc.                                 1,100          123,387
Guidant Corp.                                   6,800          369,512
Medtronic, Inc.                                26,500        1,269,350
St. Jude Medical, Inc.*                         3,800          289,788
Stryker Corp.                                   8,700          442,395
Zimmer Holdings, Inc.*                          5,300          452,355
----------------------------------------------------------------------
                                                             4,830,807
======================================================================
HEALTH CARE PROVIDERS & SERVICES--2.00%
Aetna, Inc.                                     3,300          267,960
AmerisourceBergen Corp.                         2,500          149,950
Anthem, Inc.*                                   3,000          265,590

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES--(CONCLUDED)
Cardinal Health, Inc.                           9,500  $       643,245
Caremark Rx, Inc.*                              9,700          302,640
CIGNA Corp.                                     3,100          210,180
Express Scripts, Inc.*                          1,700          133,042
HCA, Inc.                                      10,800          419,364
Health Management
  Associates, Inc., Class A                     5,400          118,746
Humana, Inc.*                                   3,700           63,159
IMS Health, Inc.                                5,300          131,864
Manor Care, Inc.                                2,100           65,793
McKesson Corp.                                  6,500          223,600
Quest Diagnostics, Inc.                         2,300          198,145
Tenet Healthcare Corp.*                        10,800          128,736
UnitedHealth Group, Inc.                       13,600          887,400
Wellpoint Health Networks, Inc.*                3,400          379,236
----------------------------------------------------------------------
                                                             4,588,650
======================================================================
HOTELS, RESTAURANTS & LEISURE--1.36%
Carnival Corp.                                 13,800          588,018
Darden Restaurants, Inc.                        3,700           83,250
Harrah's Entertainment, Inc.                    2,500          128,500
Hilton Hotels Corp.                             8,600          149,210
International Game Technology                   7,600          298,680
Marriott International, Inc.,
  Class A                                       5,100          251,583
McDonald's Corp.                               27,500          726,000
Starbucks Corp.*                                8,600          349,504
Starwood Hotels &
  Resorts Worldwide, Inc.,
  Class B                                       4,600          194,028
Wendy's International, Inc.                     2,600           98,254
Yum! Brands, Inc.*                              6,400          240,000
----------------------------------------------------------------------
                                                             3,107,027
======================================================================
HOUSEHOLD DURABLES--0.48%
Black & Decker Corp.                            1,900          113,867
Centex Corp.                                    2,800          135,772
Fortune Brands, Inc.                            3,200          240,960
Leggett & Platt, Inc.                           4,700  $       118,816
Newell Rubbermaid, Inc.                         6,400          150,848
Pulte Homes, Inc.                               2,800          147,700
Stanley Works                                   1,900           82,745
Whirlpool Corp.                                 1,700          113,101
----------------------------------------------------------------------
                                                             1,103,809
======================================================================
HOUSEHOLD PRODUCTS--2.04%
Clorox Co.                                      4,700          246,092
Colgate-Palmolive Co.                          11,700          669,240
Kimberly Clark Corp.                           10,900          718,310
Procter & Gamble Co.                           28,200        3,040,524
----------------------------------------------------------------------
                                                             4,674,166
======================================================================
INDUSTRIAL CONGLOMERATES--4.33%
3M Co.                                         17,100        1,445,976
General Electric Co.                          223,400        6,952,208
Textron, Inc.                                   3,100          169,415
Tyco International Ltd.                        43,800        1,348,602
----------------------------------------------------------------------
                                                             9,916,201
======================================================================
INSURANCE--4.77%
ACE Ltd.                                        6,100          251,198
AFLAC, Inc.                                    11,100          450,660
Allstate Corp.                                 15,300          672,894
Ambac Financial Group, Inc.                     2,400          165,960
American International Group, Inc.             57,100        4,185,430
AON Corp.                                       6,900          190,647
Chubb Corp.                                     4,100          276,217
Cincinnati Financial Corp.                      3,885          166,084
Hartford Financial Services Group, Inc.         6,400          423,168
Jefferson-Pilot Corp.                           3,100          159,123
Lincoln National Corp.                          3,900          185,211
Loews Corp.                                     4,100          236,283
Marsh & McLennan Cos., Inc.                    11,600          511,792
MBIA, Inc.                                      3,300          182,787
Metlife, Inc.                                  16,500          586,575
MGIC Investment Corp.                           2,200          160,600

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
INSURANCE--(CONCLUDED)
Progressive Corp.                               4,700  $       403,119
Prudential Financial, Inc.                     11,800          522,740
SAFECO Corp.                                    3,300          138,435
St. Paul Cos., Inc.                            14,500          575,360
Torchmark Corp.                                 2,500          135,475
Unum Provident Corp.                            7,000          101,920
XL Capital Ltd., Class A                        3,100          231,415
----------------------------------------------------------------------
                                                            10,913,093
======================================================================
INTERNET & CATALOG RETAIL--0.55%
eBay, Inc.*                                    14,100        1,252,080
======================================================================
INTERNET SOFTWARE & SERVICES--0.39%
Yahoo!, Inc.*                                  29,100          892,206
======================================================================
IT CONSULTING & SERVICES--0.34%
Affiliated Computer Services, Inc.*             3,000          149,460
Computer Sciences Corp.*                        4,100          178,719
Electronic Data Systems Corp.                  10,700          174,945
SunGard Data Systems, Inc.*                     6,300          174,573
Unisys Corp.*                                   7,500          101,700
----------------------------------------------------------------------
                                                               779,397
======================================================================
LEISURE EQUIPMENT & PRODUCTS--0.40%
Brunswick Corp.                                 2,200           89,100
Eastman Kodak Co.(1)                            6,600          172,788
Harley-Davidson, Inc.                           6,700          385,183
Hasbro, Inc.                                    4,200           82,572
Mattel, Inc.                                   10,000          174,800
----------------------------------------------------------------------
                                                               904,443
======================================================================
MACHINERY--1.41%
Caterpillar, Inc.                               7,600          572,660
Cummins, Inc.                                   1,000           58,240
Danaher Corp.                                   6,800          319,804
Deere & Co.                                     5,400          354,780
Dover Corp.                                     4,600          179,216
Eaton Corp.                                     3,400          198,390
Illinois Tool Works, Inc.                       6,800          611,184
Ingersoll Rand Co., Class A                     3,900          254,670
ITT Industries, Inc.                            2,100  $       169,155
Navistar International Corp.*                   1,800           68,310
PACCAR, Inc.                                    4,000          223,200
Pall Corp.                                      3,200           77,376
Parker-Hannifin Corp.                           2,700          150,012
----------------------------------------------------------------------
                                                             3,236,997
======================================================================
MEDIA--3.71%
Clear Channel Communications, Inc.             13,700          543,890
Comcast Corp., Class A*                        49,500        1,433,025
Dow Jones & Co., Inc.                           2,200          105,446
Gannett Co., Inc.                               6,000          526,800
Interpublic Group Cos., Inc.*                   9,400          135,172
Knight-Ridder, Inc.                             2,000          151,960
McGraw-Hill Cos., Inc.                          4,200          327,264
New York Times Co.,
  Class A                                       3,700          172,531
Omnicom Group, Inc.                             4,100          327,467
Time Warner, Inc.*                             99,900        1,702,296
Tribune Co.                                     7,500          362,175
Univision Communications, Inc., Class A*        7,200          234,360
Viacom, Inc., Class B                          38,500        1,420,265
Walt Disney Co.                                45,100        1,058,497
----------------------------------------------------------------------
                                                             8,501,148
======================================================================
METALS & MINING--0.63%
Alcoa, Inc.                                    19,200          600,960
Freeport-McMoRan
  Copper & Gold, Inc.,
  Class B                                       3,900          131,157
Newmont Mining Corp.
  (Holding Co.)                                 9,500          377,245
Nucor Corp.                                     1,800          118,530
Phelps Dodge Corp.*                             2,100          142,590
United States Steel Corp.                       2,600           78,936
----------------------------------------------------------------------
                                                             1,449,418
======================================================================

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
MULTI-LINE RETAIL--3.55%
Costco Wholesale Corp.                         10,200  $       385,356
Dollar General Corp.                            7,600          147,440
Family Dollar Stores, Inc.                      4,100          128,576
Federated Department Stores, Inc.               4,100          195,611
J.C. Penney Co., Inc. (Holding Co.)             6,100          218,258
Kohl's Corp.*                                   7,600          361,456
May Department Stores Co.                       6,600          189,156
Nordstrom, Inc.                                 3,100          125,705
Sears, Roebuck & Co.                            5,000          190,000
Target Corp.                                   20,100          898,470
Wal-Mart Stores, Inc.                          94,900        5,288,777
----------------------------------------------------------------------
                                                             8,128,805
======================================================================
MULTI-UTILITIES--0.35%
AES Corp.*                                     14,200          132,628
Calpine Corp.*(1)                              10,400           39,416
Centerpoint Energy, Inc.                        7,600           82,384
Duke Energy Corp.                              20,400          406,776
Williams Cos., Inc.                            11,800          140,538
----------------------------------------------------------------------
                                                               801,742
======================================================================
OFFICE ELECTRONICS--0.10%
Xerox Corp.*                                   17,700          239,658
======================================================================
OIL & GAS--5.39%
Amerada Hess Corp.                              2,000          141,180
Anadarko Petroleum Corp.                        5,600          305,312
Apache Corp.                                    7,100          286,556
Ashland, Inc.                                   1,800           84,870
Burlington Resources, Inc.                      4,400          294,536
ChevronTexaco Corp.                            23,300        2,106,320
ConocoPhillips, Inc.                           14,900        1,092,617
Devon Energy Corp.                              5,200          308,672
El Paso Corp.                                  15,700          113,197
EOG Resources, Inc.                             2,700          144,261
ExxonMobil Corp.                              143,500        6,206,375
Kerr-McGee Corp.                                2,500          123,125
Marathon Oil Corp.                              7,600          253,384
Occidental Petroleum Corp.                      8,500          375,700
Sunoco, Inc.                                    1,800  $       110,754
Unocal Corp.                                    5,900          210,217
Valero Energy Corp.                             2,800          185,108
----------------------------------------------------------------------
                                                            12,342,184
======================================================================
PAPER & FOREST PRODUCTS--0.55%
Boise Cascade Corp.                             2,300           80,845
Georgia-Pacific Corp.                           5,600          200,592
International Paper Co.                        10,900          457,037
Louisiana-Pacific Corp.                         2,400           55,440
MeadWestvaco Corp.                              4,900          135,338
Weyerhaeuser Co.                                5,300          320,544
----------------------------------------------------------------------
                                                             1,249,796
======================================================================
PERSONAL PRODUCTS--0.65%
Alberto-Culver Co.,
  Class B                                       2,100           98,742
Avon Products, Inc.                             5,100          452,166
Gillette Co.                                   22,000          947,980
----------------------------------------------------------------------
                                                             1,498,888
======================================================================
PHARMACEUTICALS--8.34%
Abbott Laboratories                            34,200        1,409,382
Allergan, Inc.                                  2,900          257,810
Bristol-Myers Squibb Co.                       42,600        1,076,502
Eli Lilly & Co.                                24,600        1,812,282
Forest Laboratories, Inc.*                      8,100          513,459
Hospira, Inc.*                                  3,530           90,509
Johnson & Johnson                              64,900        3,615,579
King Pharmaceuticals, Inc.*                     5,400           72,144
Medco Health Solutions, Inc.*                   5,900          206,677
Merck & Co., Inc.                              48,800        2,308,240
Mylan Laboratories, Inc.                        6,000          133,860
Pfizer, Inc.                                  166,900        5,898,246
Schering-Plough Corp.                          32,600          550,940
Watson Pharmaceuticals, Inc.*                   2,400           89,640
Wyeth Pharmaceuticals                          29,300        1,054,800
----------------------------------------------------------------------
                                                            19,090,070
======================================================================

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
REAL ESTATE--0.43%
Equity Office Properties Trust                  9,700  $       261,415
Equity Residential Properties Trust             6,900          203,136
Plum Creek Timber Co., Inc.                     4,400          137,808
ProLogis                                        4,600          147,476
Simon Property Group, Inc.                      4,700          242,379
----------------------------------------------------------------------
                                                               992,214
======================================================================
ROAD & RAIL--0.43%
Burlington Northern Santa Fe, Inc.              8,200          270,108
CSX Corp.                                       5,100          161,160
Norfolk Southern Corp.                          8,800          213,224
Union Pacific Corp.                             5,700          332,424
----------------------------------------------------------------------
                                                               976,916
======================================================================
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS--3.85%
Advanced Micro Devices, Inc.*                   7,700          119,735
Altera Corp.*                                   8,400          192,276
Analog Devices, Inc.                            8,200          403,030
Applied Materials, Inc.*                       36,900          736,524
Applied Micro Circuits Corp.*                   7,500           40,425
Broadcom Corp., Class A*                        6,600          278,586
Intel Corp.                                   142,000        4,054,100
KLA-Tencor Corp.*                               4,300          207,174
Linear Technology Corp.                         6,900          273,654
LSI Logic Corp.*                                8,800           72,160
Maxim Integrated Products, Inc.                 7,200          365,976
Micron Technology, Inc.*                       13,500          202,905
National Semiconductor Corp.*                   7,800          169,026
Novellus Systems, Inc.*                         3,500          116,515
NVIDIA Corp.*                                   3,600           84,888
PMC-Sierra, Inc.*                               3,900           54,990
QLogic Corp.*                                   2,200           67,540
Teradyne, Inc.*                                 4,300  $        95,847
Texas Instruments, Inc.                        38,000          992,180
Xilinx, Inc.                                    7,600          277,248
----------------------------------------------------------------------
                                                             8,804,779
======================================================================
SOFTWARE--4.34%
Adobe Systems, Inc.                             5,300          236,539
Autodesk, Inc.                                  2,500           89,650
BMC Software, Inc.*                             5,100           89,964
Citrix Systems, Inc.*                           3,700           77,885
Computer Associates International, Inc.        12,800          346,368
Compuware Corp.*                                8,700           69,165
Electronic Arts, Inc.*                          6,500          330,395
Intuit, Inc.*                                   4,400          172,392
Mercury Interactive Corp.*                      2,000           95,880
Microsoft Corp.                               236,600        6,234,410
Novell, Inc.*                                   8,300           75,613
Oracle Corp.*                                 114,700        1,298,404
PeopleSoft, Inc.*                               8,100          144,828
Siebel Systems, Inc.*                          11,200          120,960
Symantec Corp.*                                 6,800          311,440
VERITAS Software Co.*                           9,400          250,040
----------------------------------------------------------------------
                                                             9,943,933
======================================================================
SPECIALTY RETAIL--2.40%
AutoNation, Inc.*                               6,700          111,689
AutoZone, Inc.*                                 2,000          173,500
Bed, Bath & Beyond, Inc.*                       6,700          249,575
Best Buy Co., Inc.                              7,100          374,596
Circuit City Stores - Circuit City Group        4,900           58,653
Gap, Inc.                                      19,700          475,755
Home Depot, Inc.                               49,900        1,792,408
Limited Brands                                 10,400          200,720
Lowe's Cos., Inc.                              17,300          926,761
Office Depot, Inc.*                             7,000          114,380
RadioShack Corp.                                3,700          112,443
Sherwin-Williams Co.                            3,400          133,620

SECURITY DESCRIPTION                           SHARES            VALUE
----------------------------------------------------------------------
SPECIALTY RETAIL--(CONCLUDED)
Staples, Inc.                                  11,100  $       306,138
Tiffany & Co.                                   3,300          116,721
TJX Cos., Inc.                                 11,100          276,501
Toys "R" Us, Inc.*                              5,000           78,600
----------------------------------------------------------------------
                                                             5,502,060
======================================================================
TEXTILES & APPAREL--0.33%
Jones Apparel Group, Inc.                       3,100          119,257
Liz Claiborne, Inc.                             2,700           92,610
Nike, Inc., Class B                             5,800          412,670
V. F. Corp.                                     2,700          126,846
----------------------------------------------------------------------
                                                               751,383
======================================================================
TOBACCO--1.05%
Altria Group, Inc.                             44,600        2,139,462
R.J. Reynolds Tobacco Holdings, Inc.            2,000          112,400
UST, Inc.                                       3,900  $       145,704
----------------------------------------------------------------------
                                                             2,397,566
======================================================================
TRADING COMPANIES & DISTRIBUTORS--0.13%
Genuine Parts Co.(1)                            4,300          161,852
W.W. Grainger, Inc.                             2,300          125,235
----------------------------------------------------------------------
                                                               287,087
======================================================================
WIRELESS TELECOMMUNICATION
  SERVICES--0.61%
AT&T Wireless Services, Inc.*                  59,700          845,352
Nextel Communications,
  Inc., Class A*                               24,100          557,433
----------------------------------------------------------------------
                                                             1,402,785
======================================================================
Total Common Stocks
  (cost--$210,419,616)                                     228,746,273
======================================================================

PRINCIPAL
  AMOUNT                                                        MATURITY  INTEREST
  (000)                                                           DATE      RATES      VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.21%
   $  473      Repurchase Agreement dated 05/28/04
               with State Street Bank & Trust Co.,
               collateralized by $459,321 U.S. Treasury
               Bills, zero coupon due 06/10/04 to 10/21/04
               and $19,760 U.S. Treasury Bonds, 7.500%
               due 11/15/16; (value--$482,504)
               proceeds: $473,046 (cost--$473,000)              06/01/04   0.880%  $     473,000

NUMBER OF
 SHARES
  (000)
------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED--0.66%

MONEY MARKET FUND--0.66%
    1,513      UBS Private Money Market Fund LLC**
               (cost--$1,513,300)                                          1.018+      1,513,300
Total Investments (cost--$212,405,916)--100.79%                                      230,732,573
Liabilities in excess of other assets--(0.79)%                                        (1,797,351)
------------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                $ 228,935,222
================================================================================================

*      Non-income producing security.
**     Affiliated issuer.
(1)    Security, or portion thereof, was on loan at May 31, 2004.
(2) Includes 800 Contingent Value Obligations fair valued at zero by a valuation committee under the direction of the board of directors.
+      Interest rate shown reflects yield at May 31, 2004.

                 See accompanying notes to financial statements

UBS S&P 500 INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2004

ASSETS:
Investments in unaffiliated securities, at value (cost--$210,892,616)*        $   229,219,273
Investment in affiliated security, at value (cost--$1,513,300)                      1,513,300
Cash                                                                                      924
Receivable for shares of beneficial interest sold                                     378,116
Dividends and interest receivable                                                     361,916
Other assets                                                                           35,005
Total assets                                                                      231,508,534
LIABILITIES:
Payable for cash collateral from securities loaned                                  1,513,300
Payable for investments purchased                                                     608,954
Payable for shares of beneficial interest repurchased                                 189,490
Payable to affiliates                                                                  69,348
Accrued expenses and other liabilities                                                192,220
Total liabilities                                                                   2,573,312
NET ASSETS:
Beneficial interest--$0.001 par value (unlimited amount authorized)               252,750,495
Accumulated undistributed net investment income                                       775,689
Accumulated net realized loss from investment activities                          (42,917,619)
Net unrealized appreciation of investments                                         18,326,657
Net assets                                                                    $   228,935,222
=============================================================================================

*      Includes $1,359,093 of investments in securities on loan, at value.

                 See accompanying notes to financial statements

CLASS A:
Net assets                                                                    $   140,491,274
Shares outstanding                                                                 10,771,448
Net asset value per share                                                     $         13.04
Maximum offering price per share (net asset value plus sales charge of 2.50%) $         13.37
CLASS B:
Net assets                                                                    $    18,595,363
Shares outstanding                                                                  1,442,653
Net asset value and offering price per share                                  $         12.89
CLASS C:
Net assets                                                                    $    41,203,672
Shares outstanding                                                                  3,196,292
Net asset value and offering price per share                                  $         12.89
CLASS C-2:
Net assets                                                                    $     6,862,369
Shares outstanding                                                                    532,420
Net asset value and offering price per share                                  $         12.89
CLASS Y:
Net assets                                                                    $    21,782,544
Shares outstanding                                                                  1,661,872
Net asset value, offering price and redemption value per share                $         13.11
=============================================================================================

                 See accompanying notes to financial statements

UBS S&P 500 INDEX FUND

STATEMENT OF OPERATIONS

                                                                                  FOR THE
                                                                                 YEAR ENDED
                                                                                MAY 31, 2004
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                     $     3,074,769
Interest                                                                                6,450
Securities lending income
  (includes $1,042 earned from an affiliated security)                                  1,076
---------------------------------------------------------------------------------------------
                                                                                    3,082,295
---------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration fees                                           359,185
Service fees--Class A                                                                 278,232
Service and distribution fees--Class B                                                 54,244
Service and distribution fees--Class C                                                368,871
Service and distribution fees--Class C-2                                               25,711
Transfer agency and related services fees--Class A                                    193,142
Transfer agency and related services fees--Class B                                      9,838
Transfer agency and related services fees--Class C                                     40,233
Transfer agency and related services fees--Class C-2                                    5,859
Transfer agency and related services fees--Class Y                                      6,828
Custody and accounting                                                                107,758
Federal and state registration fees                                                   101,511
Professional fees                                                                      66,021
Reports and notices to shareholders                                                    59,588
Trustees' fees                                                                          8,599
Other expenses                                                                         52,697
---------------------------------------------------------------------------------------------
                                                                                    1,738,317
---------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements from advisor                            (201,093)
Net expenses                                                                        1,537,224
Net investment income                                                               1,545,071
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized loss from investment activities                                       (5,391,804)
Net change in unrealized appreciation/depreciation of investments                  29,619,046
Net realized and unrealized gains from investment activities                       24,227,242
Net increase in net assets resulting from operations                          $    25,772,313
=============================================================================================

                 See accompanying notes to financial statements

UBS S&P 500 INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEARS ENDED MAY 31,
                                                                              ---------------------------------
                                                                                    2004             2003
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $     1,545,071   $       900,878
Net realized losses from investment activities                                     (5,391,804)       (9,089,719)
Net change in unrealized appreciation/depreciation of investments                  29,619,046           638,749
Net increase (decrease) in net assets resulting from operations                    25,772,313        (7,550,092)
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A                                                       (936,038)         (553,181)
Net investment income--Class B                                                        (30,849)               --
Net investment income--Class C                                                        (41,566)          (11,406)
Net investment income--Class C-2                                                      (23,032)               --
Net investment income--Class Y                                                       (236,051)          (78,752)
---------------------------------------------------------------------------------------------------------------
                                                                                   (1,267,536)         (643,339)
---------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                              120,213,243        63,600,835
Cost of shares repurchased                                                        (71,593,451)      (37,157,624)
Proceeds from dividends reinvested                                                  1,229,030           605,834
Shares issued in connection with fund merger                                       31,342,747                --
Net increase in net assets from beneficial interest transactions                   81,191,569        27,049,045
Net increase in net assets                                                        105,696,346        18,855,614
NET ASSETS:
Beginning of year                                                                 123,238,876       104,383,262
End of year (including undistributed net investment
  income of $775,689 and $511,626, respectively)                              $   228,935,222   $   123,238,876
===============================================================================================================

                 See accompanying notes to financial statements

UBS S&P 500 INDEX FUND

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS S&P 500 Index Fund (the "Fund") is a series of UBS Index Trust (the "Trust") and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company organized as a Delaware statutory trust on May 27, 1997.

Currently, the Fund offers Class A, Class B, Class C, Class C-2 and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B, Class C, and Class C-2 shares each have exclusive voting rights with respect to their service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor, administrator and principal underwriter of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME AND EXPENSES--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion.

There were no outstanding financial futures contracts at May 31, 2004.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

REORGANIZATION INVOLVING UBS ENHANCED S&P 500 FUND

Effective as of the close of business on November 7, 2003 (the "Reorganization Date"), the Fund acquired all of the assets and assumed all of the stated liabilities of UBS Enhanced S&P 500 Fund ("Enhanced S&P"). The acquisition was accomplished by a tax-free exchange of 751,114, 780,929, 587,547 and 447,241 Class A, B, C-2 and Y shares, respectively, of the Fund for 1,296,260, 1,334,784, 1,004,817 and 779,096 Class A, B, C and Y shares, respectively, of Enhanced S&P outstanding on the Reorganization Date. The Enhanced S&P's net assets on that date, valued at $31,342,747, including net unrealized appreciation of investments of $4,107,074 were combined with those of the Fund. Capital loss carryforwards of $18,843,653 were acquired from the acquisition of Enhanced S&P and the use of these losses may be subject to annual limitations imposed by the Internal Revenue Code. All shares were exchanged at net asset value. The Fund's Statement of Operations, Statement of Changes in Net Assets and

Financial Highlights do not include the operations of Enhanced S&P prior to the Reorganization Date.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets. At May 31, 2004, the Fund did not owe UBS Global AM investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Fund's investment advisory and administration fees and reimburse a portion of the Fund's other expenses, when necessary, to maintain the total annual operating expenses of Class A, Class B, Class C, Class C-2 and Class Y at a level not exceeding 0.70%, 1.10%,1.45%, 1.10% and 0.45%, respectively. The Fund will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps. At May 31, 2004, UBS Global AM owed the Fund $8,439 for fee waivers and expense reimbursements under the above agreement.

At May 31, 2004, the Fund had remaining fee waivers and reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

FEE WAIVERS/
EXPENSE REIMBURSEMENTS
SUBJECT TO             EXPIRES       EXPIRES       EXPIRES
REPAYMENT              MAY 31, 2005  MAY 31, 2006  MAY 31, 2007
----------------------------------------------------------------
Class A                $    76,016   $   102,785   $   159,802
Class B                         --            --         6,827
Class C                    102,962        67,891        29,556
Class C-2                       --            --         4,187
Class Y                     18,949        10,995           721

DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares. There is no distribution plan with respect to the Fund's Class Y shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, Class C and Class C-2 shares, the Fund pays UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Class C-2 shares and monthly distribution fees at the annual rate of 0.40% of the average daily net assets of Class B and Class C-2, and 0.75% of the average daily net assets of Class C shares. At May 31, 2004, the Fund owed UBS Global AM $77,744 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class C-2 shares. UBS Global AM has informed the Fund that for the year ended May 31, 2004 it earned $81,759, $15,420 and $30,471 in sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

Prior to January 1, 2004, UBS Global AM provided certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and was compensated for these services by PFPC, not the Fund. Effective January 1, 2004, such delegated services are performed by UBS Financial Services Inc., which is compensated for these services by PFPC (not the Fund).

For the year ended May 31, 2004, UBS Global AM and UBS Financial Services Inc. received from PFPC, not the Fund, $48,270 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. For the year ended May 31, 2004, UBS Financial Services Inc. or UBS Securities LLC earned $386 in compensation as the Fund's lending agent. At May 31, 2004, the Fund owed UBS Securities LLC $43 in compensation as the Fund's lending agent.

BANK LINE OF CREDIT

The Fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Fund had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would have been charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period June 1, 2003 through September 10, 2003, the Fund did not borrow under the Facility. For the period June 1, 2003 through September 10, 2003, the Fund paid commitment fees of $819 to UBS AG, Stamford Branch.

Effective November 21, 2003, the Fund participates with other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest would be charged to the Fund at the federal funds rate in effect at the time of borrowings, plus 0.50%. For the period November 21, 2003 through May 31, 2004, the Fund did not borrow under the Committed Credit Facility.

FEDERAL TAX STATUS

For federal income tax purposes, the components of net unrealized depreciation of investments at May 31, 2004 were as follows:

Gross appreciation (investments having an excess of value over cost)    $   6,424,977
Gross depreciation (investments having an excess of cost over value)       (8,781,496)
-------------------------------------------------------------------------------------
Net unrealized depreciation of investments                              $  (2,356,519)
=====================================================================================

For the year ended May 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $79,090,335 and $29,006,374, respectively.

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003 were as follows:

DISTRIBUTIONS PAID FROM:                                                 2004         2003
---------------------------------------------------------------------------------------------
Ordinary income                                                       $ 1,267,536   $ 643,339

At May 31, 2004, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                           $     773,666
Accumulated realized capital and other losses                             (22,232,420)
Net unrealized depreciation of investments                                 (2,356,519)
-------------------------------------------------------------------------------------
Total accumulated deficit                                               $ (23,815,273)
-------------------------------------------------------------------------------------

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

At May 31, 2004, the Fund had a net capital loss carryforward of $22,232,420. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $1,619,497 in 2009; $10,446,652 in 2010; and $10,166,271 in 2011. The
capital loss carryforward includes $18,592,654 of capital losses from the acquisition of UBS Enhanced S&P 500 Fund on November 7, 2003. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $250,999 of the capital loss carryforward to offset current year realized gains.

To reflect reclassifications arising from permanent "book/tax" differences for the year ending May 31, 2004, undistributed net investment income was decreased by $13,472, accumulated net realized losses from investment transactions were decreased by $14,597 and beneficial interest was decreased by $1,125. These differences are primarily due to return of capital adjustments from real estate investment trusts.

SHARES OF BENEFICIAL INTEREST

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                          CLASS A                          CLASS B*
FOR THE YEAR ENDED               ----------------------------    ----------------------------
MAY 31, 2004:                       SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        5,912,434    $  73,956,040        896,408    $  11,678,449
Shares repurchased                (3,105,834)     (38,743,461)      (215,493)      (2,749,342)
Shares converted from
Class B to Class A                    21,320          276,950        (21,553)        (276,950)
Dividends reinvested                  72,601          903,885          2,362           29,131
Shares issued in conjunction
with fund merger                     751,114        9,233,053        780,929        9,461,405
---------------------------------------------------------------------------------------------
Net increase                       3,651,635    $  45,626,467      1,442,653    $  18,142,693
=============================================================================================

                                          CLASS C                         CLASS C-2*
FOR THE YEAR ENDED               ----------------------------    ----------------------------
MAY 31, 2004:                       SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        1,032,769    $  12,944,972          6,011    $      76,418
Shares repurchased                  (667,407)      (8,317,185)       (62,899)        (801,861)
Dividends reinvested                   3,243           40,052          1,761           21,700
Shares issued in conjunction
with fund merger                          --               --        587,547        7,118,442
---------------------------------------------------------------------------------------------
Net increase                         368,605    $   4,667,839        532,420    $   6,414,699
=============================================================================================

                                           CLASS Y
FOR THE YEAR ENDED               ----------------------------
MAY 31, 2004:                       SHARES          AMOUNT
-------------------------------------------------------------
Shares sold                        1,714,226    $  21,557,364
Shares repurchased                (1,615,009)     (20,981,602)
Dividends reinvested                  18,741          234,262
Shares issued in conjunction
with fund merger                     447,241        5,529,847
-------------------------------------------------------------
Net increase                         565,199    $   6,339,871
-------------------------------------------------------------

                                           CLASS A                         CLASS C
FOR THE YEAR ENDED               ----------------------------    ----------------------------
MAY 31, 2003:                       SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        4,749,722    $  49,465,085        561,878    $   5,776,724
Shares repurchased                (2,489,945)     (25,629,963)      (960,488)      (9,839,474)
Dividends reinvested                  49,551          516,321          1,067           11,024
---------------------------------------------------------------------------------------------
Net increase (decrease)            2,309,328    $  24,351,443       (397,543)   $  (4,051,726)
=============================================================================================

                                           CLASS Y
FOR THE YEAR ENDED               ----------------------------
MAY 31, 2003:                       SHARES          AMOUNT
-------------------------------------------------------------
Shares sold                          806,308    $   8,359,026
Shares repurchased                  (161,586)      (1,688,187)
Dividends reinvested                   7,511           78,489
-------------------------------------------------------------
Net increase                         652,233    $   6,749,328
-------------------------------------------------------------

*      Issuance of shares was November 7, 2003.

UBS S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS A
                                                --------------------------------------------------------------
                                                                  FOR THE YEARS ENDED MAY 31,
                                                --------------------------------------------------------------
                                                   2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $    11.19   $    12.37   $    14.90   $    17.74   $    16.72
Net investment income (loss)                          0.13*        0.12*        0.10*        0.10*        0.12*
Net realized and unrealized
  gains (losses) from investment
  and futures activities                              1.82        (1.20)       (2.22)       (2.02)        1.49
Net increase (decrease) from operations               1.95        (1.08)       (2.12)       (1.92)        1.61
Dividends from net investment income                 (0.10)       (0.10)       (0.08)       (0.08)       (0.10)
Distributions from net realized gains
  from investment activities                            --           --        (0.33)       (0.84)       (0.49)
Total dividends and distributions
  to shareholders                                    (0.10)       (0.10)       (0.41)       (0.92)       (0.59)
NET ASSET VALUE, END OF PERIOD                  $    13.04   $    11.19   $    12.37   $    14.90   $    17.74
TOTAL INVESTMENT RETURN(1)                           17.48%       (8.70)%     (14.37)%     (11.12)%       9.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  140,491   $   79,638   $   59,485   $   34,036   $   33,409
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements from advisor                         0.70%        0.67%        0.60%        0.60%        0.60%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from advisor                         0.84%        0.84%        0.82%        0.75%        0.94%
Net investment income (loss) to
  average net assets, net of
  fee waivers and expense
  reimbursements from advisor                         1.02%        1.14%        0.78%        0.56%        0.69%
Net investment income (loss) to
  average net assets, before
  fee waivers and expense
  reimbursements from advisor                         0.88%        0.97%        0.56%        0.41%        0.35%
Portfolio turnover                                      16%          10%          12%          32%           5%
--------------------------------------------------------------------------------------------------------------

*      Calculated using the average monthly shares outstanding for the period.
**     Annualized.
#      Actual amount is less than $0.005 per share.
+      Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                 CLASS B
                                             ----------------
                                              FOR THE PERIOD
                                                NOVEMBER 7,
                                                  2003+
                                                 THROUGH
                                               MAY 31, 2004
-------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $    12.12
Net investment income (loss)                          0.04*
Net realized and unrealized
  gains (losses) from investment
  and futures activities                              0.77
Net increase (decrease) from operations               0.81
Dividends from net investment income                 (0.04)
Distributions from net realized gains
  from investment activities                            --
Total dividends and distributions
  to shareholders                                    (0.04)
NET ASSET VALUE, END OF PERIOD                  $    12.89
TOTAL INVESTMENT RETURN(1)                            6.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   18,595
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements from advisor                         1.10%**
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from advisor                         1.18%**
Net investment income (loss) to
  average net assets, net of
  fee waivers and expense
  reimbursements from advisor                         0.59%**
Net investment income (loss) to
  average net assets, before
  fee waivers and expense
  reimbursements from advisor                         0.51%**
Portfolio turnover                                      16%
----------------------------------------------------------

                                                                          CLASS C
                                                --------------------------------------------------------------
                                                                 FOR THE YEARS ENDED MAY 31,
                                                --------------------------------------------------------------
                                                   2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $    11.06   $    12.21   $    14.74   $    17.61   $    16.64
Net investment income (loss)                          0.03*        0.04*        0.00*#      (0.03)*      (0.01)*
Net realized and unrealized
  gains (losses) from investment
  and futures activities                              1.81        (1.19)       (2.20)       (2.00)        1.49
Net increase (decrease) from operations               1.84        (1.15)       (2.20)       (2.03)        1.48
Dividends from net investment income                 (0.01)       (0.00)#         --           --        (0.02)
Distributions from net realized gains
  from investment activities                            --           --        (0.33)       (0.84)       (0.49)
Total dividends and distributions
  to shareholders                                    (0.01)       (0.00)#      (0.33)       (0.84)       (0.51)
NET ASSET VALUE, END OF PERIOD                  $    12.89   $    11.06   $    12.21   $    14.74   $    17.61
TOTAL INVESTMENT RETURN(1)                           16.68%       (9.39)%     (15.04)%     (11.81)%       8.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   41,204   $   31,277   $   39,381   $   42,544   $   42,478
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements from advisor                         1.45%        1.42%        1.35%        1.35%        1.35%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements from advisor                         1.53%        1.63%        1.60%        1.54%        1.70%
Net investment income (loss) to
  average net assets, net of
  fee waivers and expense
  reimbursements from advisor                         0.27%        0.39%        0.02%       (0.17)%      (0.06)%
Net investment income (loss) to
  average net assets, before
  fee waivers and expense
  reimbursements from advisor                         0.19%        0.18%       (0.23)%      (0.36)%      (0.41)%
Portfolio turnover                                      16%          10%          12%          32%           5%
--------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                           CLASS C-2
                                                       -----------------
                                                        FOR THE PERIOD
                                                       NOVEMBER 7, 2003+
                                                            THROUGH
                                                          MAY 31, 2004
------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                     $    12.12
Net investment income                                           0.04*
Net realized and unrealized gains (losses) from
  investment and futures activities                             0.77
Net increase (decrease) from operations                         0.81
Dividends from net investment income                           (0.04)
Distributions from net realized gains from
  investment activities                                           --
Total dividends and distributions to shareholders              (0.04)
NET ASSET VALUE, END OF PERIOD                            $    12.89
TOTAL INVESTMENT RETURN(1)                                      6.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $    6,862
Expenses to average net assets, net of fee waivers
  and expense reimbursements from advisor                       1.10%**
Expenses to average net assets, before fee waivers
  and expense reimbursements from advisor                       1.21%**
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from advisor           0.60%**
Net investment income to average net assets, before
  fee waivers and expense reimbursements from advisor           0.49%**
Portfolio turnover                                                16%

*      Calculated using the average monthly shares outstanding for the period.
**     Annualized.
+      Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                                                      CLASS Y
                                                          --------------------------------------------------------------
                                                                              FOR THE YEARS ENDED MAY 31,
                                                          --------------------------------------------------------------
                                                             2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                     $    11.24   $    12.41   $    14.94   $    17.76   $    16.74
Net investment income                                           0.15*        0.14*        0.14*        0.13*        0.17*
Net realized and unrealized gains (losses) from
  investment and futures activities                             1.84        (1.19)       (2.24)       (2.01)        1.47
Net increase (decrease) from operations                         1.99        (1.05)       (2.10)       (1.88)        1.64
Dividends from net investment income                           (0.12)       (0.12)       (0.10)       (0.10)       (0.13)
Distributions from net realized gains from
  investment activities                                           --           --        (0.33)       (0.84)       (0.49)
Total dividends and distributions to shareholders              (0.12)       (0.12)       (0.43)       (0.94)       (0.62)
NET ASSET VALUE, END OF PERIOD                            $    13.11   $    11.24   $    12.41   $    14.94   $    17.76
TOTAL INVESTMENT RETURN(1)                                     17.79%       (8.42)%     (14.23)%     (10.86)%       9.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   21,783   $   12,324   $    5,517   $    8,162   $   20,112
Expenses to average net assets, net of fee waivers
  and expense reimbursements from advisor                       0.45%        0.42%        0.35%        0.35%        0.35%
Expenses to average net assets, before fee waivers
  and expense reimbursements from advisor                       0.45%        0.58%        0.64%        0.56%        0.69%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from advisor           1.24%        1.39%        1.01%        0.78%        0.92%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from advisor           1.24%        1.23%        0.72%        0.57%        0.58%
Portfolio turnover                                                16%          10%          12%          32%           5%

UBS S&P 500 INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
UBS S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of UBS S&P 500 Index Fund (the "Fund") (the sole fund comprising UBS Index Trust), including the portfolio of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at May 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS S&P 500 Index Fund at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

New York, New York
July 13, 2004

UBS S&P 500 INDEX FUND

TAX INFORMATION (UNAUDITED)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (May 31, 2004) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year are taxable and are derived from the following sources:

PER SHARE DATA:                             CLASS A      CLASS B      CLASS C     CLASS C-2     CLASS Y
--------------------------------------------------------------------------------------------------------
Net investment income*                     $ (0.1007)   $ (0.0400)   $ (0.0140)   $ (0.0397)   $ (0.1232)
Percentage of ordinary income
  dividends qualifying for the dividends
  received deduction available to
  corporate shareholders                         100%         100%         100%         100%         100%

*      Taxable as ordinary income

For the fiscal year ended May 31, 2004, certain dividends paid by UBS S&P 500 Index Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,267,536 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2004. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS S&P 500 INDEX FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Fund is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Trustee and Officer of the Fund, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-888-547-FUND.

INTERESTED TRUSTEES

                                      TERM OF
                                    OFFICE+ AND
                        POSITION(S)  LENGTH OF
   NAME, ADDRESS,        HELD WITH     TIME        PRINCIPAL OCCUPATION(S)
     AND AGE                FUND       SERVED        DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Margo N. Alexander*++;    Trustee    Since 1997  Mrs. Alexander is retired. She
57                                               was an executive vice president
                                                 of UBS Financial Services Inc.
                                                 (from March 1984 to December
                                                 2002). She was chief executive
                                                 officer (from January 1995 to
                                                 October 2000), a director (from
                                                 January 1995 to September 2001)
                                                 and chairman (from March 1999
                                                 to September 2001) of UBS
                                                 Global AM (formerly known as
                                                 Mitchell Hutchins Asset
                                                 Management Inc.).

                                  NUMBER OF
   NAME, ADDRESS,       PORTFOLIOS IN FUND COMPLEX     OTHER DIRECTORSHIPS
     AND AGE                OVERSEEN BY TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------
Margo N. Alexander*++;  Mrs. Alexander is a director          None
57                      or trustee of 16 investment
                        companies (consisting of 34
                        portfolios) for which UBS
                        Global AM or one of its
                        affiliates serves as to
                        investment advisor,
                        sub-advisor or manager.

INDEPENDENT TRUSTEES

                                        TERM OF
                                      OFFICE+ AND
                         POSITION(S)   LENGTH OF
   NAME, ADDRESS,         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)
     AND AGE                 FUND        SERVED         DURING PAST 5 YEARS
-----------------------------------------------------------------------------------
Richard Q. Armstrong;      Trustee     Since 1997   Mr. Armstrong is chairman and
69                         and                      principal of R.Q.A.
c/o Wilkie Farr &          Interim                  Enterprises (management
Gallagher LLP              Chairman                 consulting firm) (since April
787 Seventh Avenue         of the                   1991 and principal occupation
New York, NY 10019-6099    Board of                 since March 1995).
                           Trustees

David J. Beaubien; 69      Trustee     Since 2001   Mr. Beaubien is retired (since
84 Doane Road                                       2003). He was chairman of
Ware, MA 01082                                      Yankee Environmental Systems,
                                                    Inc., a manufacturer of
                                                    meteorological measuring
                                                    systems (since 1991).

Richard R. Burt; 57        Trustee     Since 1997   Mr. Burt is chairman of
1275 Pennsylvania                                   Diligence LLC (international
Ave., N.W.                                          information and security firm)
Washington,                                         and IEP Advisors
D.C. 20004                                          (international investments and
                                                    consulting firm).

Meyer Feldberg; 62         Trustee     Since 1997   Professor Feldberg is Dean
Columbia Business School                            Emeritus and Sanford Bernstein
33 West 60th Street                                 Professor of Leadership and
7th Floor                                           Ethics at Columbia Business
New York, NY 10023                                  School. Prior to July 2004, he
                                                    was Dean and Professor of
                                                    Management of the Graduate
                                                    School of Business at Columbia
                                                    University (since 1989).

                                     NUMBER OF
   NAME, ADDRESS,          PORTFOLIOS IN FUND COMPLEX      OTHER DIRECTORSHIPS
     AND AGE                   OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
--------------------------------------------------------------------------------
Richard Q. Armstrong;      Mr. Armstrong is a director or         None
69                         trustee of 16 investment
c/o Wilkie Farr &          companies (consisting of 34
Gallagher LLP              portfolios) for which UBS
787 Seventh Avenue         Global AM or one of its
New York, NY 10019-6099    affiliates serves as
                           investment advisor,
                           sub-advisor or manager.

David J. Beaubien; 69      Mr. Beaubien is a director or   Mr. Beaubien is also
84 Doane Road              trustee of 16 investment        a director of IEC
Ware, MA 01082             companies (consisting of 34     Electronics, Inc., a
                           portfolios) for which UBS       manufacturer of
                           Global AM or one of its         electronic
                           affiliates serves as            assemblies.
                           investment advisor,
                           sub-advisor or manager.

Richard R. Burt; 57        Mr. Burt is a director or       Mr. Burt is also a
1275 Pennsylvania          trustee of 16 investment        director of
Ave., N.W.                 companies (consisting of 34     Hollinger
Washington,                portfolios) for which UBS       International Inc.
D.C. 20004                 Global AM or one of its         (publishing), HCL
                           affiliates serves as            Technologies, Ltd.,
                           investment advisor,             (software and
                           sub-advisor or manager.         information
                                                           technologies), The
                                                           Central European
                                                           Fund, Inc., The
                                                           Germany Fund, Inc.,
                                                           IGT, Inc. (provides
                                                           technology to gaming
                                                           and wagering
                                                           industry) and
                                                           chairman of Weirton
                                                           Steel Corp. (makes
                                                           and finishes steel
                                                           products). He is
                                                           also a director or
                                                           trustee of funds in
                                                           the Scudder Mutual
                                                           Funds Family
                                                           (consisting of 47
                                                           portfolios).

Meyer Feldberg; 62         Professor Feldberg is a         Professor Feldberg
Columbia Business School   director or trustee of 30       is also a director
33 West 60th Street        investment companies            of Pri-media Inc.
7th Floor                  (consisting of 48 portfolios)   (publishing),
New York, NY 10023         for which UBS Global AM or one  Federated Department
                           of its affiliates serves as     Stores, Inc.
                           investment advisor,             (operator of
                           sub-advisor or manager.         department stores),
                                                           Revlon, Inc.
                                                           (cosmetics), Select
                                                           Medical Inc.
                                                           (healthcare
                                                           services) and SAPPI,
                                                           Ltd. (producer of
                                                           paper).

                                        TERM OF
                                      OFFICE+ AND
                        POSITION(S)    LENGTH OF
   NAME, ADDRESS,        HELD WITH       TIME          PRINCIPAL OCCUPATION(S)
     AND AGE                FUND         SERVED          DURING PAST 5 YEARS
------------------------------------------------------------------------------------
Carl W. Schafer; 68       Trustee      Since 1997    Mr. Schafer is president of
66 Witherspoon Street                                the Atlantic Foundation
#1100                                                (charitable foundation) (since
Princeton, NJ 08542                                  1990).

William D. White; 70      Trustee      Since 2001    Mr. White is retired
P.O. Box 199                                         (since 1994).
Upper Black Eddy,
PA 18972



                                   NUMBER OF
   NAME, ADDRESS,        PORTFOLIOS IN FUND COMPLEX     OTHER DIRECTORSHIPS
     AND AGE                 OVERSEEN BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------
Carl W. Schafer; 68      Mr. Schafer is a director or   Mr. Schafer is also
66 Witherspoon Street    trustee of 16 investment       a director of
#1100                    companies (consisting of 34    Labor Ready, Inc.
Princeton, NJ 08542      portfolios) for which UBS      (temporary
                         Global AM or one of its        employment),
                         affiliates serves as           Guardian Life
                         investment advisor,            Insurance Company
                         sub-advisor or manager.        Mutual Funds
                                                        (consisting of 25
                                                        portfolios), the
                                                        Harding, Loevner
                                                        Funds (consisting of
                                                        three portfolios),
                                                        E.I.I. Realty
                                                        Securities Trust
                                                        (investment company)
                                                        and Frontier Oil
                                                        Corporation.

William D. White; 70     Mr. White is a director or            None
P.O. Box 199             trustee of 16 investment
Upper Black Eddy,        companies (consisting of 34
PA 18972                 portfolios) for which UBS
                         Global AM or one of its
                         affiliates serves as
                         investment advisor,
                         sub-advisor or manager.

OFFICERS

                                              TERM OF               PRINCIPAL OCCUPATION(S)
                                            OFFICE+ AND              DURING PAST 5 YEARS;
                           POSITION(S)       LENGTH OF              NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS,            HELD WITH          TIME              FUND COMPLEX FOR WHICH PERSON
      AND AGE                 FUND            SERVED                   SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------
W. Douglas Beck*;         Vice President     Since 2003        Mr. Beck is an executive director and head of
37                                                             mutual fund product management of UBS Global AM
                                                               (since 2002). From March 1998 to November 2002, he
                                                               held various positions at Merrill Lynch, the most
                                                               recent being first vice president and co-manager
                                                               of the managed solutions group. Mr. Beck is vice
                                                               president of 19 investment companies (consisting
                                                               of 75 portfolios) for which UBS Global AM or one
                                                               of its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Thomas Disbrow*;          Vice President     Since 2004        Mr. Disbrow is a director and co-head of the
38                        and Treasurer                        mutual fund finance department of UBS Global AM.
                                                               Prior to November 1999, he was a vice president of
                                                               Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                               president and treasurer of 16 investment companies
                                                               (consisting of 34 portfolios) and assistant
                                                               treasurer of four investment companies (consisting
                                                               of 42 portfolios) for which UBS Global AM or one
                                                               of its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Mark F. Kemper**;         Vice President     Since 2004        Mr. Kemper is general counsel of UBS Global Asset
46                        and Secretary                        Management--Americas region (since July 2004).
                                                               Mr. Kemper also is an executive director of UBS
                                                               Global Asset Management (Americas) Inc. ("UBS
                                                               Global AM (Americas")) and was its deputy general
                                                               counsel from July 2001 to July 2004. He has been
                                                               secretary of UBS Global AM (Americas) since 1999
                                                               and assistant secretary of UBS Global AM
                                                               (Americas) and UBS Global Asset Management Trust
                                                               Company since 1993. Mr. Kemper is vice president
                                                               and secretary of 16 investment companies
                                                               (consisting of 34 portfolios) and assistant
                                                               secretary of four investment companies (consisting
                                                               of 42 portfolios) for which UBS Global AM
                                                               (Americas) or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

                                              TERM OF                      PRINCIPAL OCCUPATION(S)
                                            OFFICE+ AND                     DURING PAST 5 YEARS;
                           POSITION(S)       LENGTH OF                     NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS,            HELD WITH          TIME                     FUND COMPLEX FOR WHICH PERSON
      AND AGE                 FUND            SERVED                          SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*;      Vice President     Since 2004        Ms. Kilkeary is an associate director and a senior
36                        and Assistant                        manager of the mutual fund finance department of
                          Treasurer                            UBS Global AM. Ms. Kilkeary is a vice president
                                                               and assistant treasurer of 16 investment companies
                                                               (consisting of 34 portfolios) for which UBS Global
                                                               AM or one of its affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Todd Lebo*;               Vice President     Since 2004        Mr. Lebo is director and an associate general
40                        and Assistant                        counsel at UBS Global AM (since 2002). Prior to
                          Secretary                            joining UBS Global AM he was an executive director
                                                               and associate general counsel at Morgan Stanley
                                                               (from 1997-2002). Mr. Lebo is a vice president and
                                                               assistant secretary of 16 Investment companies
                                                               (consisting of 34 portfolios) for which UBS Global
                                                               AM or one of its affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Joseph T. Malone*;        Vice President     Since 2004        Mr. Malone is a director and co-head of the mutual
36                        and Assistant                        fund finance department of UBS Global AM. From
                          Treasurer                            August 2000 through June 2001, he was the
                                                               controller at AEA Investors Inc. From March 1998
                                                               to August 2000, Mr. Malone was a manager within
                                                               investment management services of
                                                               PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                               president and assistant treasurer of 16 investment
                                                               companies (consisting of 34 portfolios) and
                                                               treasurer and principal accounting officer of four
                                                               investment companies (consisting of 42 portfolios)
                                                               for which UBS Global AM or one of its affiliates
                                                               serves as investment advisor, sub-advisor or
                                                               manager.

                                              TERM OF                        PRINCIPAL OCCUPATION(S)
                                            OFFICE+ AND                       DURING PAST 5 YEARS;
                           POSITION(S)       LENGTH OF                       NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS,            HELD WITH          TIME                       FUND COMPLEX FOR WHICH PERSON
      AND AGE                 FUND            SERVED                            SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------
Frank Vallario*, 34       Vice President     Since 2004        Mr. Vallario is an executive director and portfolio
                                                               manager in the quantitative investments group at
                                                               UBS Global AM. Mr. Vallario is a vice president of
                                                               one investment company (consisting of one
                                                               portfolio) for which UBS Global AM or one of its
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Joseph A. Varnas*;        President          Since 2003        Mr. Varnas is a managing director (since March
36                                                             2003), global head of information technology and
                                                               operations (since March 2004) and head of product
                                                               management--Americas (since November 2002) of UBS
                                                               Global AM. He was head of technology of UBS Global
                                                               AM from November 2002 to March 2004. From 2000 to
                                                               2001, he was manager of product development in
                                                               Investment Consulting Services at UBS Financial
                                                               Services Inc. Mr. Varnas was a senior analyst in
                                                               the Global Securities Research and Economics Group
                                                               at Merrill Lynch from 1995 to 1999. Mr. Varnas is
                                                               president of 20 investment companies (consisting of
                                                               76 portfolios) for which UBS Global AM or one of
                                                               its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Keith A. Weller*;         Vice President     Since 1997        Mr. Weller is a director and senior associate
42                        and Assistant                        general counsel of UBS Global AM. Mr. Weller is a
                          Secretary                            vice president and assistant secretary of
                                                               16 investment companies (consisting of
                                                               34 portfolios) for which UBS Global AM or one of
                                                               its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606
 + Each Trustee holds office for an indefinite term. Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.
++ Mrs. Alexander is an "interested person" of the Fund as defined in the 1940 Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

TRUSTEES

Richard Q. Armstrong
INTERIM CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White

PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

W. Douglas Beck
VICE PRESIDENT

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

INVESTMENT MANAGER AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C) 2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

                                                                    Presorted
                                                                     Standard
[UBS LOGO]                                                         U.S. Postage
                                                                       PAID
                                                                   Smithtown, NY
UBS GLOBAL ASSET MANAGEMENT (US) INC.                             Permit No. 700
51 West 52nd Street
New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) AUDIT FEES:
            For the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $36,200 and $21,800, respectively.

            Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

        (b) AUDIT-RELATED FEES:
            In each of the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,617 and $4,375, respectively which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

            Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2003 and 2002 semiannual financial statements, (2) review of portions of the registrant's semiannual 2002 Form N-SAR filing, and (3) review of the consolidated 2003 and 2002 profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist the board members in their annual advisory/administration contract reviews.

            With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003, other than $2,500 of 2004 fees related to the reading of and provision of comments on the 2003 semiannual financial statement. However, such amount related to non-audit services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above, other than $2,500 of 2004 fees related to the reading and provision of comments on the 2003 semiannual financial statement which was pre-approved.

        (c) TAX FEES:
            In each of the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,700 and $9,666, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

            Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

            With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 except for $7,000 of 2004 fees related to various tax services provided to the Fund. However, such amount related to tax services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no tax fees required to be approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above, other than $7,000 of 2004 fees related to various tax services provided to the registrant which were pre-approved.

        (d) ALL OTHER FEES:
            In each of the fiscal years ended May 31, 2004 and May 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

            Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

            With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
                The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12,
                2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The [audit ]Committee shall:

                    ...

                    2. Pre-approve (a) all audit and permissible non-audit
                       services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

----------

                           (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                           (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

        (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                AUDIT-RELATED FEES:
                There were no amounts, other than $2,500 of 2004 fees related to the reading and providing of comments on the 2003 semiannual financial statements, that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                There were no amounts, other than $2,500 of 2004 fees related to the reading and providing of comments on the 2003 semiannual financial statements which were pre-approved, that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                TAX FEES:
                There were no amounts, other than $7,000 of 2004 fees related to various tax services, that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                There were no amounts, other than $7,000 of 2004 fees related to various tax services which were pre-approved, that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                ALL OTHER FEES:
                There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

        (f) According to E&Y, for the fiscal year ended May 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

        (g) For the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate fees billed by E&Y of $3,037,144 and $3,453,945, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                  2004                 2003
                                                  ----                 ----
            Covered Services                   $    18,317          $    14,041
            Non-Covered Services                 3,018,827            3,439,904

        (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

    (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODEETH.

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Index Trust

By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   August 9, 2004
        --------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   August 9, 2004
        --------------

By:     /s/ Thomas Disbrow
        ------------------
        Thomas Disbrow
        Treasurer

Date:   August 9, 2004
        --------------